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Exhibit 10.15

ASSIGNMENT AND ASSUMPTION AGREEMENT

        THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment") entered into by and between WYNN LAS VEGAS, LLC, a Nevada limited liability company, as assignor (the "Assignor"), and WELLS FARGO BANK NEVADA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Collateral Agent for the benefit of the Lenders, as assignee (together with its permitted successors and assigns, the "Assignee"), dated as of October 30, 2002.

        WHEREAS, the Assignor and the Assignee are parties to that certain Loan Agreement, dated as of even date herewith (as the same may be amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), among the Assignor, as Borrower; the Assignee, as Collateral Agent for the benefit of the Lenders; and the Persons listed on Schedule 1A1 thereto, as Lenders. Capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Loan Agreement;

        WHEREAS, pursuant to the Loan Agreement, the Assignor is obtaining Loans from the Lenders, the proceeds of which are being used, in part, by the Assignor to make an intercompany loan to World Travel, LLC, a Nevada limited liability company ("World Travel") evidenced by that certain intercompany note (the "Intercompany Note");

        WHEREAS, pursuant to the Trust Agreement dated as of May 10, 2002, World Travel contributed, and WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee of that certain trust created under the Trust Agreement dated as of May 10, 2002 with World Travel as Trustor (in such capacity, the "Owner") became the owner of, the Aircraft more particularly described in Annex I hereto;

        WHEREAS, pursuant to the Loan Agreement and the Intercompany Note, World Travel will use the proceeds of the Intercompany Note to refinance obligations secured by such Aircraft;

        WHEREAS, the Owner and World Travel has executed and delivered that certain Aircraft Security Agreement, dated as of October 30, 2002 (as more particularly described in Annex I attached hereto, the "Security Agreement"; the Security Agreement and the Intercompany Note shall be hereinafter referred to collectively, as the "Assigned Agreements") in favor of the Assignor, which Security Agreement relates to the Aircraft as more particularly described in Annex I hereto;

        WHEREAS, as a condition precedent to the Lenders making their loans to the Assignor, the Lenders have required that the Assignor fully assign to the Assignee all of the Assignor's rights and obligations under the Assigned Agreements;

        WHEREAS, the Assignor desires to assign to the Assignee all of its rights, interests, duties, obligations and liabilities in, to and under the Assigned Agreements and the Assignee desires to accept the assignment of all of the Assignor's rights, interests, duties, obligations and liabilities in, to and under the Assigned Agreements, to the same extent as if the Assignee had executed the Assigned Agreements; and

        WHEREAS, it is in the best interests of the Assignor that the Document Closing Date and the Overall Transaction occur and the Assignor has duly authorized the execution, delivery and performance of this Assignment.

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to enter into the Overall Transaction as set forth in the Loan Agreement, the parties hereto hereby agree as follows:

SECTION 1.    ASSIGNMENT OF ASSIGNED AGREEMENTS.

        The Assignor does hereby irrevocably and unconditionally quitclaim, assign, transfer, convey and set over unto the Assignee for the benefit of the Lenders all of the Assignor's rights, title and interests in, to and under the Assigned Agreements. Notwithstanding the foregoing, the Assignee agrees that unless an Event of Default shall exist under the Loan Agreement, the Assignee shall not exercise the right of the Assignor to demand payment under the Intercompany Note.

SECTION 2.    Acceptance and Representations.

        Section 2.1.    The Assignee hereby accepts the assignment contained in Section 1, and shall have all the rights and privileges, of the Assignor in, to and under the Assigned Agreements to the same extent as if the Assignee had executed the Assigned Agreements. The Assignee accepts all of the Assignor's rights and interests thereunder.

        Section 2.2.    The Assignor shall have no rights or privileges, under the Assigned Agreements.

        Section 2.3.    This Assignment is a present, unconditional, irrevocable and absolute assignment. The Assignor hereby represents and warrants to Assignee as follows:

          (A)  attached hereto as Exhibit A is a true, correct and complete copy of the Security Agreement and all supplements thereto;

          (B)  attached hereto as Exhibit B is a true, correct and complete copy of the Intercompany Note;

          (C)  (i) the Security Agreement is in full force and effect and constitutes the entire agreement executed by the Owner and World Travel in favor of the Assignor regarding the subject matter therein and (ii) the Intercompany Note is in full force and effect and constitutes the entire agreement executed by World Travel in favor of the Assignor regarding the subject matter therein;

          (D)  no Default or Event of Default has occurred under the Assigned Agreements;

          (E)  the Assignor has not previously assigned, hypothecated or otherwise created or allowed to exist any lien or other claim on the Assigned Agreements and has the full legal right to enter into this Assignment; and

          (F)  upon execution hereof by the Assignor, the Assignee shall succeed to all of the Assignor's right title and interest in and to each Assigned Agreement, free and clear of any liens or other competing claims of any kind.

SECTION 3.    GOVERNING LAW.

        This Assignment shall be governed by, and construed under, the laws of New York without regard to conflicts of law principles (other than Title 14 of Article V of the New York General Obligations Law).

SECTION 4.    COUNTERPARTS.

        This Assignment may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument.

SECTION 5.    BINDING NATURE.

        This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective permitted successors and assigns.

SECTION 6.    TERMINATION.

        Upon the final indefeasible payment in full and immediately available funds of all Obligations of the Assignor, the Assignee shall, at the written request of the Assignor, re-convey the Intercompany Note and release all of its right, title and interest therein, and take such other actions at the Assignor's expense as the Assignor may request to evidence such release, including without limitation the return of any other assets pledged as Collateral and the execution and delivery of related instruments of transfer, lien releases, termination statements and similar documents and instruments.

[SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment as of the date first set forth above.

ASSIGNOR:	WYNN LAS VEGAS, LLC, a Nevada limited liability company
	By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member
		By:	Valvino Lamore, LLC, a Nevada limited liability company, its sole member
			By:	WYNN RESORTS, LIMITED, a Nevada corporation, its sole member
		By:	/s/ MARC H. RUBINSTEIN Name: Marc H. Rubinstein Title: Senior Vice President, General Counsel & Secretary
ASSIGNEE:	WELLS FARGO BANK NEVADA, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as Collateral Agent
	By:	/s/ C. SCOTT NIELSEN
		Name:	C. Scott Nielsen
		Title:	Trust Officer

ANNEX I
DESCRIPTION OF ASSIGNED AGREEMENTS

        Aircraft Security Agreement, dated as of October 30, 2002 among Wells Fargo Bank Northwest, National Association, not in its individual capacity, but solely as Trustee, Wynn Las Vegas, LLC, a Nevada limited liability company and World Travel, LLC, a Nevada limited liability company.

        Intercompany Note dated October 30, 2002 from World Travel LLC, a Nevada limited liability company, to the order of Wynn Las Vegas, LLC, a Nevada limited liability company.

DESCRIPTION OF AIRCRAFT

        One Bombardier Inc. model BD-700-1A10 Global Express aircraft bearing manufacturer's serial number 9065 and Federal Aviation Administration Registration Number N711SW (formerly N789TP), including two BMW Rolls Royce BR 710A2-20/01 engines bearing manufacturer's serial numbers 12243 and 12244.

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  Exhibit 10.15
ASSIGNMENT AND ASSUMPTION AGREEMENT
ANNEX I DESCRIPTION OF ASSIGNED AGREEMENTS
DESCRIPTION OF AIRCRAFT